Note 6 - Bank Premises, Furniture, Fixtures and Equipment - Maturity of Operating Lease Liabilities (Details) $ in Thousands	Dec. 31, 2022 USD ($)
Within one year	$ 62
After one year but within two years	64
After two years but within three years	65
After three year but within four years	66
After four years but within five years	67
After five years	6
Total undiscounted cash flows	330
Discount on cash flows	(14)
Other Liabilities [Member]
Operating Lease, Liability, Total	$ 316